UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 5, 2019

Protective Insurance Corporation
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 317-636-9800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	PTVCA	The Nasdaq Stock Market LLC
Class B Common Stock, No Par Value	PTVCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1)
At its meeting on November 5, 2019, the Board of Directors (the “Board”) of Protective Insurance Corporation (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved equity compensation awards to be granted to certain named executive officers on November 12, 2019 under the Company’s Long-Term Incentive Plan.  The Board approved a $200,000 equity award to be granted to each of Messrs. Jeremy Goldstein and Patrick Schmiedt and a $100,000 equity award to be granted to Mr. Matthew Thompson. The grants will consist of restricted shares of the Company’s Class B common stock, which restricted shares will vest on January 1, 2023, subject to the recipient’s continued employment with the Company through the vesting date.   If the recipient’s employment with the Company is terminated prior to January 1, 2023 (i) due to his death or disability or (ii) by the Company without cause on or before the first anniversary of the occurrence of a change of control, any unvested portion of this equity award will immediately vest in full.  If the recipient’s employment with the Company terminates prior to January 1, 2023 for any other reason, this equity award will be forfeited by the recipient.

(2)
At its meeting on November 5, 2019, the Board determined that the duties of the Executive Vice President of Sales had changed such that Mr. Thompson is no longer responsible for significant strategic and policy-making decisions on a regular basis and, as a result, that Mr. Thompson should no longer be designated as an executive officer of the Company.  Mr. Thompson will continue serving as the Executive Vice President of Sales of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE INSURANCE CORPORATION

November 12, 2019                                                           By:    /s/ Jeremy D. Edgecliffe-Johnson
          Jeremy D. Edgecliffe-Johnson,
          Chief Executive Officer